UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2023

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ferrellgas Partners, L.P. (the “Company”) today announced that its Board of Directors had elected Chief Operating Officer Tamria Zertuche as President and Chief Executive Officer, effective August 1, 2023, succeeding James Ferrell, who was appointed as Executive Chairman of the Board, also effective August 1, 2023.

Biographical and other information regarding Ms. Zertuche is disclosed in Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022 filed with the Securities and Exchange Commission filed on September 30, 2022.

Executive Employment Agreement – Tamria Zertuche

On July 25, 2023, Ferrellgas, Inc. (the “general partner”) and Ms. Zertuche entered into an Executive Employment Agreement (the “Employment Agreement”), effective as of August 1, 2023 (the “Commencement Date”), pursuant to which Ms. Zertuche will serve as President and Chief Executive Officer of the general partner and principal executive officer for purposes of the Exchange Act.

Pursuant to the Employment Agreement, as compensation for Ms. Zertuche’s services, she will be paid an annual base salary of $825,000, be eligible to participate in any of the general partner’s incentive and benefits plans as such plans are implemented and will receive certain severance benefits in the event of termination based on the nature of such termination.

Executive Chairman Agreement – James E. Ferrell

On July 28, 2023, the general partner and Mr. Ferrell entered into an Executive Chairman Agreement (the “Chairman Agreement”), effective as the Commencement Date, pursuant to which Mr. Ferrell will serve as Executive Chairman of the general partner.

Pursuant to the Chairman Agreement, as compensation for Mr. Ferrell’s services, he will be paid an annual base salary of $825,000, be eligible to participate in any of the general partner’s incentive and benefits plans as such plans are implemented and will receive certain severance benefits in the event of termination based on the nature of such termination.

Item 9.01             Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: July 31, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: July 31, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: July 31, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: July 31, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)